UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 21416

John Hancock Tax-Advantaged Dividend Income Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Alfred P. Ouellette
Senior Counsel and Assistant Secretary

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4324

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2007

ITEM 1. REPORT TO SHAREHOLDERS.

Discussion of Fund performance

By MFC Global Investment Management (U.S.), LLC

Financial stocks, utility common stocks and preferred stocks — the three sectors that are the focus of John Hancock Tax-Advantaged Dividend Income Fund — posted divergent results during the 12-month period ended December 31, 2007. In an increasingly volatile market buffeted by subprime mortgage woes and a slowing economy, utility common stocks posted respectable returns, while financial common stocks and, to a lesser extent, preferred stocks came under sustained pressure.

For the 12 months ended December 31, 2007, John Hancock Tax-Advantaged Dividend Income Fund returned –4.19% at net asset value (NAV) and –3.32% at market value. The difference in the Fund’s NAV performance and its market performance stems from the fact that the market share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the Fund’s NAV share price at any time. By comparison, the average closed-end specialty-utilities fund returned 8.21% at NAV, according to Morningstar, Inc. Meanwhile, the Merrill Lynch Preferred Stock DRD Index returned –11.23%, the S&P 400 Mid-Cap Utilities Index rose 6.46% and the S&P 500 Bank Index returned –29.78% . Utility common stock were bolstered by merger and acquisition activity and investor demand for high-quality stocks in defensive industries, such as OGE Energy Corp. and Public Service Enterprise Group, Inc. The current annualized distribution rate was 7.50% at NAV and 8.38% at market value.

“Financial stocks, utility common

stocks and preferred stock...posted

divergent results...”

Financial common stocks detracted most, suffering from the subprime mortgage market meltdown and resulting credit contagion. Fund holdings Washington Mutual, Inc. and Citigroup, Inc. were hit hard. Preferred stocks suffered declines in the second half, amid a global flight to quality and a massive influx of newly issued securities. Preferreds also were buffeted by selling, as levered investors sold to cover losses from subprime investments. Our laggards included Bank of America Corp., Bear Stearns Cos., Inc. and Lehman Brothers Holdings, Inc.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Tax-Advantaged Dividend Income Fund | Annual report

Portfolio summary

Top 10 holdings[1]

NSTAR	3.2%	OGE Energy Corp.	2.7%

ONEOK, Inc.	3.0%	Ameren Corp.	2.5%

Spectra Energy Corp.	3.0%	Bank of America Corp.	2.5%

Regions Financial Corp.	2.8%	BP Plc	2.5%

Integrys Energy Group, Inc.	2.7%	Dominion Resources, Inc.	2.4%

Sector distribution[1]

Multi-utilities	32%	Investment banking & brokerage	3%

Electric utilities	17%	Oil & gas exploration & production	3%

Gas utilities	9%	Integrated telecommunication services	3%

Regional banks	7%	Wireless telecommunication services	2%

Other diversified financial services	7%	Life & health insurance	1%

Diversified banks	6%	Diversified metals & mining	1%

Integrated oil & gas	5%	All others	1%

Oil & gas storage & transportation	3%

1 As a percentage of the Fund’s total investments on December 31, 2007.

Annual report | Tax-Advantaged Dividend Income Fund

F I N A N C I A L   S T A T E M E N T S

Fund’s investments

Securities owned by the Fund on 12-31-07

This schedule is divided into four main categories: common stocks, preferred stocks, purchased options and short-term investments. Common stocks and preferred stocks are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

Issuer	Shares	Value

Common stocks 110.43%		$928,666,219

(Cost $843,311,242)

Diversified Banks 7.15%		60,158,696

Comerica, Inc.	296,000	12,884,880

U.S. Bancorp.	720,900	22,881,366

Wachovia Corp.	435,000	16,543,050

Wells Fargo & Co.	260,000	7,849,400

Diversified Metals & Mining 0.46%		3,830,232

Freeport-McMoRan Copper & Gold, Inc. (Class B)	37,390	3,830,232

Electric Utilities 13.70%		115,207,569

American Electric Power Co., Inc.	508,500	23,675,760

Duke Energy Corp.	1,125,000	22,691,250

FirstEnergy Corp.	40,000	2,893,600

Great Plains Energy, Inc.	67,000	1,964,440

Hawaiian Electric Industries, Inc.	114,700	2,611,719

Pinnacle West Capital Corp.	230,000	9,754,300

Progress Energy, Inc.	575,000	27,847,250

Southern Co.	613,400	23,769,250

Gas Utilities 11.50%		96,753,387

Atmos Energy Corp.	766,500	21,492,660

National Fuel Gas Co.	456,000	21,286,080

Northwest Natural Gas Co.	300,000	14,598,000

ONEOK, Inc.	821,100	36,760,647

Piedmont Natural Gas Co., Inc.	100,000	2,616,000

Industrial Conglomerates 0.62%		5,189,800

General Electric Co.	140,000	5,189,800

Integrated Oil & Gas 6.77%		56,929,950

BP Plc, ADR (United Kingdom) (F)	410,000	29,999,700

Chevron Corp.	185,000	17,266,050

Total SA, ADR (France) (F)	117,000	9,664,200

Integrated Telecommunication Services 3.74%		31,454,557

AT&T, Inc.	520,000	21,611,200

Verizon Communications, Inc.	225,300	9,843,357

See notes to financial statements

Tax-Advantaged Dividend Income Fund | Annual report

F I N A N C I A L  S T A T E M E N T S

Issuer	Shares	Value

Multi-Utilities 43.85%		$368,761,568

Ameren Corp.	561,100	30,417,231

Black Hills Corp.	454,000	20,021,400

CH Energy Group, Inc.	378,600	16,862,844

Consolidated Edison, Inc.	350,100	17,102,385

Dominion Resources, Inc.	608,000	28,849,600

DTE Energy Co.	609,914	26,811,819

Energy East Corp.	780,000	21,223,800

Integrys Energy Group, Inc.	636,741	32,913,142

NiSource, Inc.	790,500	14,932,545

NSTAR	1,086,000	39,334,920

OGE Energy Corp.	895,000	32,479,550

PNM Resources, Inc.	116,000	2,488,200

Public Service Enterprise Group, Inc.	240,000	23,577,600

SCANA Corp.	257,500	10,853,625

TECO Energy, Inc.	415,000	7,142,150

Vectren Corp.	815,700	23,663,457

Xcel Energy, Inc.	890,000	20,087,300

Oil & Gas Storage & Transportation 4.66%		39,225,275

Enbridge Inc. (Canada) (F)	82,500	3,335,475

Spectra Energy Corp.	1,390,000	35,889,800

Other Diversified Financial Services 5.55%		46,703,450

Bank of America Corp.	730,000	30,119,800

Citigroup, Inc.	187,000	5,505,280

JPMorgan Chase & Co.	253,800	11,078,370

Publishing 0.06%		471,135

Idearc, Inc.	26,830	471,135

Regional Banks 10.35%		87,039,795

BB&T Corp.	495,000	15,181,650

First Horizon National Corp.	215,000	3,902,250

KeyCorp	619,000	14,515,550

PNC Financial Services Group, Inc. (The)	305,000	20,023,250

Regions Financial Corp.	1,412,985	33,417,095

Thrifts & Mortgage Finance 0.44%		3,715,530

Washington Mutual, Inc.	273,000	3,715,530

Wireless Telecommunication Services 1.57%		13,225,275

Vodafone Group Plc, ADR (United Kingdom) (F)	354,375	13,225,275

See notes to financial statements

Annual report | Tax-Advantaged Dividend Income Fund

F I N A N C I A L   S T A T E M E N T S

	Credit
Issuer, description	rating (A)	Shares	Value

Preferred stocks 33.49%			$281,582,822

(Cost $320,038,399)

Broadcasting & Cable TV 0.34%			2,855,125

Comcast Corp., 7.00%	BBB+	125,500	2,855,125

Consumer Finance 0.57%			4,754,075

HSBC Finance Corp., 6.36%,
Depositary Shares, Ser B	A	150,000	3,037,500

SLM Corp., 6.97%, Ser A	BBB–	42,500	1,716,575

Diversified Banks 1.91%			16,042,575

Royal Bank of Scotland Group Plc,
5.75%, Ser L (United Kingdom) (F)	A	858,500	15,410,075

Wachovia Corp., 8%,
Depositary Shares	A2	25,000	632,500

Diversified Metals & Mining 0.36%			3,010,000

Freeport McMoRan Copper & Gold,
Inc., 6.75%, Conv	B+	20,000	3,010,000

Electric Utilities 10.24%			86,151,630

Alabama Power Co., 5.30%
(Class A)	BBB+	200,000	4,220,000

Carolina Power & Light Co., $5.44	BBB–	111,493	10,034,370

Connecticut Light & Power Co.,
$3.24, Ser 68G	BB+	20,686	1,064,684

Duquesne Light Co., 6.50%	BB	427,000	21,817,053

Entergy Arkansas, Inc., $6.08	BA1	11,372	1,154,614

Entergy Arkansas, Inc., 4.56%	BB+	9,388	772,457

Entergy Arkansas, Inc., 4.56%,
Ser 1965	BB+	9,818	807,838

Entergy Arkansas, Inc., 6.45%	BB+	110,000	2,873,750

Entergy Mississippi, Inc., 4.92%	BA2	8,190	747,849

Entergy Mississippi, Inc., 6.25%	BB+	197,500	5,042,432

FPC Capital I, 7.10%, Ser A	BBB–	67,500	1,603,125

FPL Group Capital Trust I, 5.875%	BBB+	280,000	6,025,600

Interstate Power & Light Co.,
7.10%, Ser C	BBB–	20,700	547,515

Interstate Power & Light Co.,
8.375%, Ser B	Baa2	233,000	7,011,855

PPL Electric Utilities Corp.,
6.25%, Depositary Shares	BBB	300,000	7,387,500

PPL Energy Supply, LLC, 7.00%	BBB	297,512	7,393,173

Southern California Edison Co.,
6.00%, Ser C	BBB–	30,000	2,883,750

Southern California Edison Co.,
6.125%	BBB–	50,000	4,764,065

Gas Utilities 1.84%			15,455,550

Southern Union Co., 7.55%, Ser A	BB	627,000	15,455,550

See notes to financial statements

Tax-Advantaged Dividend Income Fund | Annual report

F I N A N C I A L  S T A T E M E N T S

	Credit
Issuer, description	rating (A)	Shares	Value

Investment Banking & Brokerage 3.92%			$32,956,944

Bear Stearns Cos., Inc. (The),
5.49%, Depositary Shares, Ser G	BBB+	256,100	9,168,380

Bear Stearns Cos., Inc. (The),
5.72%, Depositary Shares, Ser F	BBB+	15,100	548,130

Bear Stearns Cos., Inc. (The),
6.15%, Depositary Shares, Ser E	BBB+	95,700	3,756,225

Lehman Brothers Holdings, Inc.,
5.67%, Depositary Shares, Ser D	A–	61,000	2,199,660

Lehman Brothers Holdings, Inc.,
5.94%, Depositary Shares, Ser C	A–	271,760	11,345,980

Lehman Brothers Holdings, Inc.,
6.50%, Depositary Shares, Ser F	A–	164,300	3,553,809

Merrill Lynch & Co., Inc.,
6.375%, Depositary Shares, Ser 3	A–	119,000	2,384,760

Life & Health Insurance 1.99%			16,707,600

MetLife, Inc., 6.50%, Ser B	BBB	765,000	16,707,600

Multi-Utilities 1.76%			14,824,156

BGE Capital Trust II, 6.20%	BBB–	147,100	3,111,165

Public Service Electric & Gas
Co., 5.05%, Ser D	BB+	23,442	2,033,594

Public Service Electric & Gas
Co., 5.28%, Ser E	BB+	22,930	2,155,420

South Carolina Electric & Gas
Co., 6.52%	Baa2	31,400	3,098,787

Xcel Energy, Inc., $4.56, Ser G	BBB–	53,900	4,425,190

Multi-Line Insurance 0.62%			5,193,450

ING Groep NV, 6.20%
(Netherlands) (F)	A	109,100	2,127,450

ING Groep NV, 7.05%
(Netherlands) (F)	A	140,000	3,066,000

Oil & Gas Exploration & Production 3.82%			32,132,513

Anadarko Petroleum Corp., 5.46%,
Depositary Shares, Ser B	BB	40,000	3,936,252

Chesapeake Energy Corp., 6.25%, Conv (G)	B+	9,290	2,933,317

Devon Energy Corp., 6.49%, Ser A	BB+	150,000	15,164,070

Nexen, Inc., 7.35% (Canada) (F)	BB+	435,484	10,098,874

Other Diversified Financial Services 4.27%			35,914,650

ABN AMRO Capital Funding Trust
VII, 6.08%	A	980,000	18,208,400

Bank of America Corp., 6.204%,
Depositary Shares, Ser D	A+	240,000	5,208,000

Bank of America Corp., 6.625%	A+	245,000	5,799,150

DB Capital Trust II, 6.55%	A+	310,000	6,699,100

Reinsurance 0.19%			1,618,680

RenaissanceRe Holdings Ltd.,
6.08%, Ser C (Bermuda) (F)	BBB+	94,000	1,618,680

See notes to financial statements

Annual report | Tax-Advantaged Dividend Income Fund

F I N A N C I A L   S T A T E M E N T S

			Credit
Issuer, description			rating (A)	Shares	Value

Specialized Finance 0.67%					$5,601,700

CIT Group, Inc., 6.35%, Ser A			BBB+	310,000	5,601,700

Wireless Telecommunication Services 0.99%					8,364,174

United States Cellular
Corp., 7.50%			BB+	398,294	8,364,174

		Number of	Exercise	Expiration
Issuer		contracts	price	date	Value

Purchased options 0.02%					$202,725

(Cost $434,380)

Options 0.02%					202,725

iShares Lehman 20+ Year Treasury
Bond Fund (Put)		2703	88	March 2008	202,725

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Short-term investments 0.50%					$4,200,000

(Cost $4,199,723)

Government U.S. Agency 0.50%					4,200,000

Federal Home Loan Bank,
Discount Note	1.01%(Y)	01-02-08	A-1+	$4,200	4,200,000

Total investments (Cost $1,167,983,744) 144.44%					$1,214,651,766

Other assets and liabilities, net	0.76%				$6,411,078

Fund preferred shares, at liquidation value (45.20%)					($380,126,376)

Total net assets applicable to common shareholders 100.00%					$840,936,468

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common shareholders.

ADR American Depositary Receipt

(A) Credit ratings are unaudited and are rated by Moody’s Investors Service where Standard & Poor’s ratings are not available unless indicated otherwise.

(F) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

(G) Security rated internally by John Hancock Advisers, LLC.

(Y) Represents current yield on December 31, 2007.

See notes to financial statements

Tax-Advantaged Dividend Income Fund | Annual report

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 12-31-07

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets

Investments at value (cost $1,167,983,744)	$1,214,651,766
Cash	2,929,061
Cash collateral at broker for future contracts (Note 2)	450,000
Dividends and interest receivable	3,637,411
Receivable from affiliates	28,086

Total assets	1,221,696,324

Liabilities

Payable for futures variation margin (Note 2)	181,643
Payable to affiliates
Management fees	55,439
Other	55,821
Other payables and accrued expenses	340,577

Total liabilities	633,480
Auction Preferred Shares (APS) Series M, including accrued dividends, unlimited number of shares of beneficial interest authorized with no par
value, 3,800 shares issued, liquidation preference of $25,000 per share	95,014,071
APS Series W, including accrued dividends, unlimited number of shares of beneficial interest authorized with no par value, 3,800 shares issued,
liquidation preference of $25,000 per share	95,056,283
APS Series TH, including accrued dividends, unlimited number of shares of beneficial interest authorized with no par value, 3,800 shares issued,
liquidation preference of $25,000 per share	95,042,212
APS Series F, including accrued dividends, unlimited number of shares of beneficial interest authorized with no par value, 3,800 shares issued,
liquidation preference of $25,000 per share	95,013,810

Net assets

Common shares capital paid-in	798,190,229
Accumulated net realized loss on investments and financial futures contracts	(3,553,539)
Net unrealized appreciation of investments, financial futures contracts
and options written	46,313,045
Distributions in excess of net investment income	(13,267)

Net assets applicable to common shares	$840,936,468

Net asset value per common share

Based on 42,077,487 shares of beneficial interest outstanding — unlimited
number of shares authorized with no par value.	$19.99

See notes to financial statements

Annual report | Tax-Advantaged Dividend Income Fund

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 12-31-07

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends (net of foreign withholding taxes of $55,147)	$60,929,506
Interest	1,290,449

Total investment income	62,219,955

Expenses

Investment management fees (Note 3)	9,879,871
Accounting and legal services fees (Note 3)	157,200
APS auction fees	985,505
Federal excise tax	249,069
Custodian fees	191,566
Printing fees	156,838
Professional fees	72,594
Trustees’ fees	59,449
Registration and filing fees	44,785
Transfer agent fees	26,883
Miscellaneous	61,284

Total expenses	11,885,044
Less expense reductions (Note 3)	(2,634,632)

Net expenses	9,250,412

Net investment income	52,969,543

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	45,329,629
Financial futures contracts	(735,430)
44,594,199
Change in net unrealized appreciation (depreciation) of
Investments	(127,393,636)
Financial futures contracts	(660,390)
(128,054,026)
Net realized and unrealized loss	(83,459,827)

Distributions to APS Series M	(4,388,142)
Distributions to APS Series W	(4,314,669)
Distributions to APS Series TH	(4,368,715)
Distributions to APS Series F	(4,376,204)
(17,447,730)
Decrease in net assets from operations	($47,938,014)

See notes to financial statements

Tax-Advantaged Dividend Income Fund | Annual report

F I N A N C I A L  S T A T E M E N T S

Statement of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders.

	Year	Year
	ended	ended
	12-31-06	12-31-07

Increase (decrease) in net assets

From operations
Net investment income	$60,175,988	$52,969,543
Net realized gain	27,943,881	44,594,199
Change in net unrealized appreciation (depreciation)	124,754,737	(128,054,026)
Distributions to APS	(16,454,223)	(17,447,730)

Increase (decrease) in net assets resulting from operations	196,420,383	(47,938,014)

Distributions to common shareholders
From net investment income	(48,826,716)	(50,017,509)
From net realized gain	(22,389,010)	(24,803,416)
	(71,215,726)	(74,820,925)
Total increase (decrease)	125,204,657	(122,758,939)

Net assets

Beginning of year	838,490,750	963,695,407
End of year[1]	$963,695,407	$840,936,468

1 Includes distributions in excess of net investment income of $82,927 and $13,267, respectively.

See notes to financial statements

Annual report | Tax-Advantaged Dividend Income Fund

F I N A N C I A L   S T A T E M E N T S

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

COMMON SHARES

Period ended	12-31-04[1,2]	12-31-05[1]	12-31-06	12-31-07

Per share operating performance

Net asset value, beginning of period	$19.10[3]	$20.48	$19.93	$22.90
Net investment income[4]	1.14	1.22	1.43[5]	1.26
Net realized and unrealized
gain (loss) on investments	1.54	(0.23)	3.62	(1.98)
Distributions to APS	(0.29)	(0.29)	(0.39)	(0.41)
Total from investment operations	2.39	0.70	4.66	(1.13)
Less distributions to common shareholders
From net investment income	(0.87)	(1.16)	(1.16)	(1.19)
From net realized gain	—	(0.09)	(0.53)	(0.59)
	(0.87)	(1.25)	(1.69)	(1.78)
Capital charges
Offering costs related
to common shares	(0.02)	—	—	—
Offering costs and underwriting
discounts related to APS	(0.12)	—	—	—
Net asset value, end of period	$20.48	$19.93	$22.90	$19.99
Per share market value, end of period	$17.99	$16.81	$20.32	$17.90
Total return at net asset value[6] (%)	12.85[7,8]	4.44[8]	25.67[8]	(4.19)
Total return at market value[6,9] (%)	(5.47)[7,10]	0.28	32.21	(3.32)

Ratios and supplemental data

Net assets applicable
to common shares, end of period
(in millions)	$862	$838	$964	$841
Ratio of net expenses to average
net assets[11] (%)	0.95[12]	1.03	1.00	0.99
Ratio of gross expenses to average
net assets[13] (%)	1.23[12]	1.32	1.28	1.27
Ratio of net investment income
to average net assets[14] (%)	6.11[12]	5.97	6.76[5]	5.65
Portfolio turnover (%)	42[7]	24	41	26

Senior securities

Total value of APS outstanding
(in millions)	$380	$380	$380	$380
Involuntary liquidation preference
per unit (in thousands)	$25	$25	$25	$25
Average market value per unit
(in thousands)	$25	$25	$25	$25
Asset coverage per unit [15]	$79,542	$79,901	$88,352	$81,737

See notes to financial statements

Tax-Advantaged Dividend Income Fund | Annual report

F I N A N C I A L  S T A T E M E N T S

Notes to Financial Highlights

1 Audited by previous Independent Registered Public Accounting Firm.

2 Commencement of operations period from 2-27-04 to 12-31-04.

3 Reflects the deduction of a $0.90 per share sales load.

4 Based on the average of the shares outstanding.

5 Net investment income per share and ratio of net investment income to average net assets reflects a special dividend received by the Fund which amounted to $0.13 per share and 0.63% of net assets.

6 Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

7 Not annualized.

8 Unaudited.

9 Totals return would have been lower had certain expenses not been reduced during the periods shown.

10 Assumes dividend reinvestment and a purchase at $20.01 per share on the inception date and a sale at the current market price on the last day of the period.

11 Ratios calculated on the basis of net expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratios of expenses would have been 0.69%, 0.71%, 0.70% and 0.70% for the years ended 12-31-04, 12-31-05, 12-31-06 and 12-31-07, respectively.

12 Annualized.

13 Ratios calculated on the basis of gross expenses relative to the average net assets of common shares that does not take into consideration expense reductions during the periods shown. Without the exclusion of preferred shares, the adjusted annualized ratios of expenses would have been 0.89%, 0.91%, 0.90% and 0.90% for the years ended 12-31-04, 12-31-05, 12-31-06 and 12-31-07, respectively.

14 Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratios of net investment income would have been 4.42%, 4.14%, 4.74% and 4.03% for the years ended 12-31-04, 12-31-05, 12-31-06 and 12-31-07, respectively.

15 Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing that amount by the number of APS outstanding as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

See notes to financial statements

Annual report | Tax-Advantaged Dividend Income Fund

Notes to financial statements

Note 1
Organization

John Hancock Tax-Advantaged Dividend Income Fund (the Fund) is a closed-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2
Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security valuation

The net asset value of the common shares of the Fund is determined daily as of the close of the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. All other securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Securities for which there are no such quotations, principally debt securities, are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Other assets and securities for which no such quotations are readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Discounts/premiums are accreted/amortized for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund

Tax-Advantaged Dividend Income Fund | Annual report

enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Futures

The Fund may purchase and sell financial futures contracts and options on those contracts. The Fund invests in contracts based on financial instruments such as U.S. Treasury Bonds or Notes or on securities indices such as the Standard & Poor’s 500 Index, in order to hedge against a decline in the value of securities owned by the Fund. Initial margin deposits required upon entering into futures contracts are satisfied by the delivery of specific securities or cash as collateral to the broker (the Fund’s agent in acquiring the futures position). If the position is closed out by an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made, cash is required to be paid to or released by the broker and the Fund realizes a gain or loss.

When the Fund sells a futures contract based on a financial instrument, the Fund becomes obligated to deliver that kind of instrument at an agreed upon date for a specified price. The Fund realizes a gain or loss depending on whether the price of an offsetting purchase is less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase. The Fund could be exposed to risks if it could not close out futures positions because of an illiquid secondary market or the inability of counterparties to meet the terms of their contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

The Fund had the following financial futures contracts open on December 31, 2007:

	NUMBER OF			UNREALIZED
OPEN CONTRACTS	CONTRACTS	POSITION	EXPIRATION	DEPRECIATION

U.S. 10-Year Treasury Note	75	Short	Mar 2008	$155,213
U.S. 10-Year Treasury Note	300	Short	Mar 2008	199,764
				$354,977

Options

The Fund may purchase and sell put and call options on securities (whether or not it holds the securities in its portfolio).

When the Fund writes a put or call option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently “marked-to-market” to reflect the current market value of the option written. If an option expires or if the Fund enters into an offsetting purchase option, the Fund realizes a gain (or loss if the cost of an offsetting purchase option exceeds the premium received when the option was written). If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security with the proceeds of the sale increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that the Fund purchases upon exercise of the option.

When the Fund purchases a put or call option, the premium paid by the Fund is included in the Portfolio of Investments and subsequently “marked-to-market” to reflect the current market value of the option. If the purchased option expires, the Fund realizes a loss for the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less

Annual report | Tax-Advantaged Dividend Income Fund

than the original cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid.

The Fund may use options to manage exposure to fluctuations in currency values. Writing puts and buying calls may increase the Fund’s exposure to the underlying instrument. Buying puts and writing calls may decrease the Fund’s exposure to the underlying instrument. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts or if the counterparties do not perform under the terms of the contract.

The Fund had no written option transactions during the year ended December 31, 2007.

Federal income taxes

The Fund qualifies as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

The Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement 109 (FIN 48), on January 1, 2007. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

New accounting pronouncement

In September 2006, FASB Standard No. 157,  Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishing a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Fund and its impact, if any, resulting from the adoption of FAS 157 on the Fund’s financial statement disclosures.

Distribution of income and gains

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. During the year ended December 31, 2006, the tax character of distributions paid was as follows: ordinary income $69,051,314 and long-term capital gain $18,618,635. During the year ended December 31, 2007, the tax character of distributions paid was as follows: ordinary income $75,418,218 and long-term capital gain $16,850,437. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of December 31, 2007, the components of distributable earnings on a tax basis included $4,200,336 of undistributed ordinary income and $1,940,661 of undistributed long-term capital gain.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period. Permanent differences are primarily attributable to reclassifications of distributions and non-deductible excise taxes.

Tax-Advantaged Dividend Income Fund | Annual report

Note 3
Management fee and transactions with
affiliates and others

The Fund has an investment management contract with John Hancock Advisers, LLC (the Adviser), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (MFC). Under the investment management contract, the Fund pays a daily management fee to the Adviser at an annual rate of 0.75% of the Fund’s average daily net asset value and the value attributed to the Auction Preferred Shares (collectively, managed assets). The Fund has a subadvisory agreement with MFC Global Investment Management (U.S.), LLC, a subsidiary of John Hancock Financial Services, Inc. The Fund is not responsible for payment of subadvisory fees.

The Adviser has contractually agreed to limit the Fund’s management fee to the following: 0.55% of the Fund’s average daily managed assets until the fifth anniversary of the commencement of the Fund’s operations, 0.60% of such assets in the sixth year, 0.65% of such assets in the seventh year and 0.70% of average daily managed assets in the eighth year. Accordingly, the expense reductions related to the reduction in the management fee amounted to $2,634,632 for the year ended December 31, 2007. After the eighth year, the Adviser will no longer waive a portion of the management fee. The Fund has an agreement with the Adviser and affiliates to perform necessary tax, accounting, compliance, legal and other administrative services for the Fund. The compensation for the year amounted to $157,200 with an effective rate of 0.01% of the Fund’s average daily managed assets.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note 4
Fund share transactions

Common shares

This listing illustrates the Fund’s reclassification of the Fund’s capital accounts and the number of common shares outstanding at the beginning and end of the years ended of December 31, 2006, and December 31, 2007, along with the corresponding dollar value.

	Year ended 12-31-06		Year ended 12-31-07
	Shares	Amount	Shares	Amount

Beginning of period	42,077,487	$798,551,773	42,077,487	$798,439,298
Reclassification of capital accounts	—	(112,475)	—	(249,069)
Net increase	42,077,487	$798,439,298	42,077,487	$798,190,229

Annual report | Tax-Advantaged Dividend Income Fund

Auction preferred shares

The Fund issued total of 15,200 Auction Preferred Shares (3,800 shares of Series M, 3,800 shares of Series W, 3,800 of shares of Series TH and 3,800 shares of Series F) (collectively, the APS) on May 3, 2004, in a public offering. The underwriting discount of $3,800,000 and offering costs of $396,310 incurred in connection with the preferred shares and offering cost of $854,726 related to common shares were charged to capital paid-in of common shares during the period ended December 31, 2004.

APS holders may be subject to auction risk. The dividend rate for the APS is normally set through an auction process, where holders may indicate the dividend rate at which they would be willing to hold or sell their APS or purchase additional APS. An auction provides liquidity for the APS; however, holders may not be able to remarket their APS at an auction. APS will not be remarketed if there are more APS offered for sale than there are buyers. If the APS are unable to be remarketed on an auction date, a maximum interest rate is applied to the APS to compensate the investor for having to hold the shares. In the case of the Fund’s APS, the maximum interest rate is the higher of 125 bps over or 125% of the 30-day “AA” Commercial Paper Rate on the date of the auction. If sufficient clearing bids do not exist at an auction, holders wishing to sell will not be able to sell all, and may not be able to sell any, of such APS in the auction. As a result, an investment in APS may be illiquid. Neither broker-dealers nor the Fund are obligated to purchase APS in an auction or otherwise, nor is the Fund required to redeem APS in the event of an unsuccessful remarketing effort at an auction.

Dividends on the APS, which accrue daily, are cumulative at a rate that was established at the offering of the APS and has been reset every seven days thereafter by an auction. During the year ended December 31, 2007, dividend rates on APS ranged as follows: Series M from 4.00% to 5.60%, Series W from 3.90% to 5.50%, Series TH from 4.00% to 5.60% and Series F from 3.80% to 6.50% . Accrued dividends on APS, if any, are included in the value of APS on the Fund’s Statement of Assets and Liabilities.

During the year ended December 31, 2007, APS of the Fund were successfully remarketed at each remarketing date. All remarketing efforts of APS shares occurring between February 13, 2008 and February 26, 2008 were not successful. As a result, the dividend rates for all series were reset to the maximum, which ranged from 4.17% to 4.35% .

The APS are subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the APS as defined in the Fund’s bylaws. Under the 1940 Act, the Fund is required to maintain asset coverage of at least 200% with respect to the APS as of the last business day of each month in which the shares are outstanding. If the dividends on the APS shall remain unpaid in an amount equal to two full years’ dividends, the holders of the APS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shareholders have equal voting rights of one vote per share, except that the holders of the APS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the APS and common shareholders.

Leverage

The Fund issued preferred shares to increase its assets available for investment. When the Fund leverages its assets, the fees paid to the Adviser for investment advisory and administrative services will be higher than if the Fund did not borrow because the Adviser’s fees are calculated based on the Fund’s total assets, including the proceeds of the issuance of preferred shares. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund’s assets.

Leverage creates risks which may adversely affect the return for the holders of common shares, including:

Tax-Advantaged Dividend Income Fund | Annual report

• the likelihood of greater volatility of net asset value and market price of common shares

• fluctuations in the dividend rates on any preferred shares

• increased operating costs, which may reduce the Fund’s total return to the holders of common shares

• the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used, conversely, return would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

Note 5
Purchase and sales of securities

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended December 31, 2007, aggregated $335,358,475 and $379,854,291, respectively.

The cost of investments owned on December 31, 2007, including short-term investments, for federal income tax purposes was $1,178,264,914. Gross unrealized appreciation and depreciation of investments aggregated $154,893,399 and $118,506,547, respectively, resulting in net unrealized appreciation of $36,386,852. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Note 6
Share repurchase plan

As a further result of its periodic review of the options available to enhance shareholder value and potentially reduce the discount between the market price of the Fund’s shares and the Fund’s net asset value (NAV), the Board of Trustees authorized a share repurchase plan whereby the fund may purchase in the open market up to 10% of its outstanding common shares commencing effective December 4, 2007 through December 31, 2008. The share repurchase program is intended to increase the Fund’s NAV per share of the Fund’s remaining common shares. It could also have the benefit of providing additional liquidity in the trading of the common shares.

There is no assurance that the Fund will purchase shares at any specific discount levels or in any specific amounts. The Fund’s repurchase activity will be disclosed in its shareholder report for the relevant fiscal period. There is no assurance that the market price of the Fund’s shares, either absolutely or relative to the Fund’s NAV, will increase as a result of any share repurchases. The Fund uses leverage, which involves risk and may increase the volatility of the Fund’s NAV. There were no shares repurchased pursuant to this plan as of December 31, 2007.

Annual report | Tax-Advantaged Dividend Income Fund

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Tax-Advantaged Dividend Income Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Tax-Advantaged Dividend Income Fund (the Fund) as of December 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 2005 were audited by another independent registered public accounting firm, whose report expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 29, 2008

Tax-Advantaged Dividend Income Fund | Annual report

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended December 31, 2007.

The Fund has designated distributions to shareholders of $16,850,437 as a long-term capital gain dividend.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2007, 70.32% of the dividends qualifies for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2007.

Shareholders will be mailed a 2007 U.S. Treasury Department Form 1099-DIV in January 2008. This will reflect the total of all distributions that are taxable for calendar year 2007.

Annual report | Tax-Advantaged Dividend Income Fund

Investment objective and policy

The Fund’s investment objective is to provide a high level of after-tax total return from dividend income and capital appreciation.

Under normal market conditions, the Fund will invest at least 80% of its assets (net assets plus borrowings for investment purposes) in dividend-paying common and preferred securities that the Adviser believes at the time of acquisition are eligible to pay dividends which, for individual shareholders, qualify for U.S. federal income taxation at rates applicable to long-term capital gains, which currently are taxed at a maximum rate of 15% (“tax-advantaged dividends”). Tax-advantaged dividends generally include dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund generally can pass the tax treatment of tax-advantaged dividends it receives through to its common shareholders.

Dividends and distributions

During the year ended December 31, 2007, dividends from net investment income totaling $1.1887 and distributions from capital gains totaling $0.5895 per share were paid to common shareholders. The dates of payments and the amounts per share are as follows:

INCOME
PAYMENT DATE	DIVIDEND

January 31, 2007	$0.0967
February 28, 2007	0.0967
March 30, 2007	0.0967
April 30, 2007	0.0967
May 31, 2007	0.0967
June 29, 2007	0.0967
July 31, 2007	0.0967
August 31, 2007	0.0967
September 28, 2007	0.0967
October 31, 2007	0.0967
November 30, 2007	0.0967
December 31, 2007	0.1250

CAPITAL
GAIN
PAYMENT DATE	DISTRIBUTION

December 31, 2007	$0.5895

Dividend reinvestment plan

The Fund offers its shareholders a Dividend Reinvestment Plan (the Plan), which offers the opportunity to earn compounded yields. Each holder of common shares may elect to have all distributions of dividends and capital gains reinvested by Mellon Investor Services, as plan agent for the common shareholders (the Plan Agent). Holders of common shares who do not elect to participate in the Plan will receive all distributions in cash, paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent.

Shareholders may join the Plan by filling out and mailing an authorization card, by notifying the Plan Agent by telephone or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Shareholders must indicate an election to reinvest all or a portion of dividend payments. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in common shares or in cash, nonparticipants will receive cash, and participants in the Plan will receive the equivalent in common shares. If the market price of the common shares on the payment date of the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued common shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the common shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date after such date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common shares, the average per share purchase price paid by the Plan Agent

Tax-Advantaged Dividend Income Fund | Annual report

may exceed the net asset value of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant’s account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There will be no brokerage charges with respect to common shares issued directly by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan, as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued, and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder’s account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in noncertificated form in the name of the participant. Proxy material relating to the shareholders’ meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days’ written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 (Telephone: 1-800-852-0218).

Shareholder communication
and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Annual report | Tax-Advantaged Dividend Income Fund

Board Consideration of and
Continuation of Investment Advisory
Agreement and Subadvisory
Agreement: John Hancock Tax-
Advantaged Dividend Income Fund

The Investment Company Act of 1940 (the 1940 Act) requires the Board of Trustees (the Board) of John Hancock Tax-Advantaged Dividend Income Fund (the Fund), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the Independent Trustees), annually to meet in person to review and consider the continuation of: (i) the investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser) and (ii) the investment subadvisory agreement (the Subadvisory Agreement) with MFC Global Investment Management (U.S.), LLC (the Subadviser). The Advisory Agreement and the Subadvisory Agreement are collectively referred to as the Advisory Agreements.

At meetings held on May 7 and June 4–5, 2007, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/ Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including: (i) the investment performance of the Fund relative to a category of relevant funds (the Category) and a peer group of comparable funds (the Peer Group) each selected by Morningstar, Inc. (Morningstar), an independent provider of investment company data, for a range of periods ended December 31, 2006, (ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Category and a Peer Group, (iii) the advisory fees of comparable portfolios of other clients of the Adviser and the Subadviser, (iv) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund, (v) breakpoints in the Fund’s and the Peer Group’s fees, and information about economies of scale, (vi) the Adviser’s and Subadviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Subadviser’s compliance department, (vii) the background and experience of senior management and investment professionals, and (viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Subadviser.

The Independent Trustees considered the legal advice of independent legal counsel and relied on their own business judgment in determining the factors to be considered in evaluating the materials that were presented to them and the weight to be given to each such factor. The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. They principally considered performance and other information from Morningstar as of December 31, 2006. The Board also considered updated performance information provided to it by the Adviser or Subadviser at the May and June 2007 meetings. Performance and other information may be quite different as of the date of this shareholders report. The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser and Subadviser. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs and compliance records of the Adviser and Subadviser. In addition, the

Tax-Advantaged Dividend Income Fund | Annual report

Board took into account the administrative and other non-advisory services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser supported renewal of the Advisory Agreements.

Fund performance

The Board noted that the Fund had less than three full years of operational history, and considered the performance results for the Fund since its inception in 2004 through December 31, 2006. The Board also considered these results in comparison to the performance of the Category, as well as the Fund’s Peer Group and benchmark index. Morningstar determined the Category and Peer Group for the Fund. The Board reviewed with a representative of Morningstar the methodology used by Morningstar to select the funds in the Category and the Peer Group. The Board noted the imperfect comparability of the Peer Group.

The Board noted that the Fund’s performance was lower than the performance of the Category and Peer Group medians, but was higher than the performance of its benchmark index, the Merrill Lynch Preferred Stock DRD Eligible Index, over the one-year period. The Board recognized the short operational history of the Fund and indicated its intent to continue to monitor the Fund’s performance trends.

Investment advisory fee and subadvisory fee rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the Advisory Agreement Rate). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Category and Peer Group. The Board noted that the Advisory Agreement Rate was lower than the median rate of the Category and Peer Group. The Board favorably considered the Adviser’s agreement to continue fee waivers, which lowered the Advisory Agreement Rate.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, and other non-advisory fees, including transfer agent fees, custodian fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and total operating expense ratio after taking the fee waiver arrangement applicable to the Advisory Agreement Rate into account (Net Expense Ratio). The Board received and considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Peer Group and Category medians. The Board noted that the Fund’s Gross and Net Expense Ratios were lower than the Category and Peer Group medians. The Board favorably considered the impact of the fee waivers towards ultimately lowering the Fund’s total operating expense ratio.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall expense results and performance supported the re-approval of the Advisory Agreements.

The Board also received information about the investment subadvisory fee rate (the Subadvisory Agreement Rate) payable by the Adviser to the Subadviser for investment sub-advisory services. The Board concluded that the Subadvisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including the Subadviser. The Board also considered a comparison of the Adviser’s profitability to that of other similar investment advisers whose profitability information is publicly available. The Board concluded that, in light of the costs of providing investment

Annual report | Tax-Advantaged Dividend Income Fund

management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s and Subadviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

The Board observed that the Advisory Agreements did not offer breakpoints. However, the Board considered the limited relevance of economies of scale in the context of a closed-end fund that, unlike an open-end fund, does not continuously offer its shares. The Board noted that the Fund, as a closed-end investment company, was not expected to increase materially in size and that its assets would grow (if at all) through the investment performance of the Fund. Therefore, the Board did not consider potential economies of scale as a principal factor in assessing the fees payable under the Advisory Agreements, but concluded that the fees were fair and equitable based on relevant factors.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Subadviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser and Subadviser at least quarterly, which include, among other things, fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

Tax-Advantaged Dividend Income Fund | Annual report

Information about the portfolio managers

Management Biographies and Fund Ownership

Below is a list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of December 31, 2007.

Gregory K. Phelps
Senior Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Senior Vice President, John Hancock Advisers, LLC (1995–2005)
Began business career in 1981
Joined fund team in 2002 (inception)
Fund ownership — $1–$10,000

Mark T. Maloney
Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Vice President, John Hancock Advisers, LLC (1982–2005)
Began business career in 1976
Joined fund team in 2002 (inception)
Fund ownership — $1–$10,000

Lisa A. Welch
Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Vice President, John Hancock Advisers, LLC (1998-2005)
Began business career in 1986
Joined fund team in 2004
Fund ownership – None

Other Accounts the Portfolio Managers are Managing

The table below indicates, for each portfolio manager, information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2007. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

P O R T F O L I O M A N A G E R	O T H E R A C C O U N T S M A N A G E D B Y T H E P O R T F O L I O M A N A G E R S

Gregory K. Phelps	Other Registered Investment Companies:
4 funds with assets of approximately $3.4 billion
Other Pooled Investment Vehicles: None
Other Accounts: None

Mark T. Maloney	Other Registered Investment Companies:
4 funds with assets of approximately $3.4 billion
Other Pooled Investment Vehicles: None
Other Accounts: None

Lisa A. Welch	Other Investment Companies:
4 funds with assets of approximately $2.5 billion.
Other Pooled Investment Vehicles: None
Other Accounts: None

Neither the Adviser or the Subadviser receives a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above.

Annual report | Tax-Advantaged Dividend Income Fund

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Adviser and the Subadviser have adopted procedures, overseen by the Chief Compliance Officer, that are intended to monitor compliance with the policies referred to in the following paragraphs.

• The Subadviser has policies that require a portfolio manager to allocate investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

• When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadviser generally require that such trades for the individual accounts are aggregated so that each account receives the same price. When not possible or when it may not result in the best possible price, the Subadviser will place the order in a manner intended to result in as favorable a price as possible for such client.

• The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Adviser nor the Subadviser receives a performance-based fee with respect to other accounts managed by the Fund’s portfolio managers.

• The Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

• The Subadviser seeks to avoid portfolio manager assignments with potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers

The Subadviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied consistently among investment professionals. At the Subadviser, the structure of compensation of investment professionals is currently composed of the following basic components: fixed base salary and an annual investment bonus plan, as well as customary benefits that are offered generally to all full-time employees of the Subadviser. A limited number of senior investment professionals, who serve as officers of both the Subadviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial Corporation.

Only investment professionals are eligible to participate in the Investment Bonus Plan on an annual basis. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses: 1) The investment performance of all accounts managed by the investment professional over one-, three- and five-year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark. 2) The profitability of the Subadviser and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of the Adviser. 3) The more intangible contributions of an investment professional to the Subadviser’s business, including the investment professional’s support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluated in determining the amount of any bonus award.

Tax-Advantaged Dividend Income Fund | Annual report

While the profitability of the Subadviser and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional’s overall compensation, the investment professional’s compensation is not linked directly to the net asset value of any fund.

Annual report | Tax-Advantaged Dividend Income Fund

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James F. Carlin, Born: 1940	2004	55

Interim Chairman (since December 2007); Director and Treasurer, Alpha Analytical Laboratories, Inc.
(chemical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc.
(since 1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc. (until 2005);
Chairman and Chief Executive Officer, Carlin Consolidated, Inc. (management/investments) (since 1987);
Trustee, Massachusetts Health and Education Tax Exempt Trust (1993–2003).

William H. Cunningham, Born: 1944	2004	55

Professor, University of Texas at Austin (since 1971); former Chancellor, University of Texas System and former President, University of Texas at Austin (until 2001); Chairman and Chief Executive Officer, IBT
Technologies (until 2001); Director of the following: Hicks Acquisition Company I, Inc. (since 2007);
Hire.com (until 2004), STC Broadcasting, Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc.
(electronic manufacturing) (since 2001), Adorno/Rogers Technology, Inc. (until 2004), Pinnacle Foods
Corporation (until 2003), rateGenius (until 2003), Lincoln National Corporation (insurance) (since 2006),
Jefferson-Pilot Corporation (diversified life insurance company) (until 2006), New Century Equity
Holdings (formerly Billing Concepts) (until 2001), eCertain (until 2001), ClassMap.com (until 2001),
Agile Ventures (until 2001), AskRed.com (until 2001), Southwest Airlines (since 2000), Introgen (man-
ufacturer of biopharmaceuticals) (since 2000) and Viasystems Group, Inc. (electronic manufacturer)
(until 2003); Advisory Director, Interactive Bridge, Inc. (college fundraising) (until 2001); Advisory
Director, Q Investments (until 2003); Advisory Director, JPMorgan Chase Bank (formerly Texas Commerce
Bank–Austin), LIN Television (until 2008), WilTel Communications (until 2003) and Hayes Lemmerz
International, Inc. (diversified automotive parts supply company) (since 2003).

Charles L. Ladner, [2] Born: 1938	2004	55

Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003); Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice
President and Director, AmeriGas, Inc. (retired 1998); Director, AmeriGas Partners, L.P. (gas distribution)
(until 1997); Director, EnergyNorth, Inc. (until 1997); Director, Parks and History Association (until 2005).

John A. Moore,[2] Born: 1939	2004	55

President and Chief Executive Officer, Institute for Evaluating Health Risks (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former Assistant
Administrator and Deputy Administrator, Environmental Protection Agency; Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research)
(until 2007).

Tax-Advantaged Dividend Income Fund | Annual report

Independent Trustees (continued)

Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Patti McGill Peterson,[2] Born: 1943	2004	55

Senior Associate, Institute for Higher Education Policy (since 2007); Executive Director, Council for
International Exchange of Scholars and Vice President, Institute of International Education (until 2007);
Senior Fellow, Cornell Institute of Public Affairs, Cornell University, Ithaca, NY (until 1998); Former
President, Wells College, Aurora, NY, and St. Lawrence University, Canton, NY; Director, Niagara
Mohawk Power Corporation (until 2003); Director, Ford Foundation, International Fellowships Program
(since 2002); Director, Lois Roth Endowment (since 2002); Director, Council for International Educational
Exchange (since 2003).

Steven R. Pruchansky, Born: 1944	2004	55

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and
President, Greenscapes of Southwest Florida, Inc. (until 2000); Managing Director, JonJames, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty
Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Non-Independent Trustees[3]

Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	265

Executive Vice President, Manulife Financial Corporation (since 1999); President, John Hancock Variable
Life Insurance Company (since March 2007); Executive Vice President, John Hancock Life Insurance
Company (since 2004); Chairman and Director, John Hancock Advisers, LLC (the Adviser), John Hancock
Funds, LLC and The Berkeley Financial Group, LLC (The Berkeley Group) (holding company) (since 2005);
Senior Vice President, The Manufacturers Life Insurance Company (U.S.A.) (until 2004).

Annual report | Tax-Advantaged Dividend Income Fund

Principal officers who are not Trustees

Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

Keith F. Hartstein, Born: 1956	2005

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief
Executive Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (since 2005); Director,
MFC Global Investment Management (U.S.), LLC (MFC Global (U.S.)) (since 2005); Director, John
Hancock Signature Services, Inc. (since 2005); President and Chief Executive Officer, John Hancock
Investment Management Services, LLC (since 2006); President and Chief Executive Officer, John Hancock
Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Director,
Chairman and President, NM Capital Management, Inc. (since 2005); Member, Investment Company
Institute Sales Force Marketing Committee (since 2003); President and Chief Executive Officer, MFC
Global (U.S.) (2005–2006); Executive Vice President, John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler, Born: 1955	2006

Secretary and Chief Legal Officer
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and
Chief Legal Officer, John Hancock Funds and John Hancock Funds II (since 2006); Chief Legal Officer and Assistant Secretary, John Hancock Trust (since 2006); Vice President and Associate General Counsel,
Massachusetts Mutual Life Insurance Company (1999–2006); Secretary and Chief Legal Counsel, MML
Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel, MassMutual Institutional Funds
(2000–2004); Secretary and Chief Legal Counsel, MassMutual Select Funds and MassMutual Premier
Funds (2004–2006).

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment Management Services, LLC,
the Adviser and MFC Global (U.S.) (since 2005); Vice President and Chief Compliance Officer, John
Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005);
Vice President and Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics &
Compliance Officer, Fidelity Investments (until 2001).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since June 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (regis-
tered investment companies) (2005–June 2007); Vice President, Goldman Sachs (2005–June 2007);
Managing Director and Treasurer of Scudder Funds, Deutsche Asset Management (2003–2005);
Director, Tax and Financial Reporting, Deutsche Asset Management (2002–2003); Vice President and
Treasurer, Deutsche Global Fund Services (Deutsche Registered Investment Companies) (1999–2002).

Gordon M. Shone, Born: 1956	2006

Treasurer
Senior Vice President, John Hancock Life Insurance Company (U.S.A.) (since 2001); Treasurer, John
Hancock Funds (since 2006), John Hancock Funds II, John Hancock Funds III and John Hancock Trust
(since 2005); Vice President and Chief Financial Officer, John Hancock Trust (2003–2005); Vice President,
John Hancock Investment Management Services, Inc., John Hancock Advisers, LLC (since 2006) and The
Manufacturers Life Insurance Company (U.S.A.) (1998–2000).

Tax-Advantaged Dividend Income Fund | Annual report

Principal officers who are not Trustees (continued)

Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

John G. Vrysen, Born: 1955	2005

Chief Operating Officer
Senior Vice President, Manulife Financial Corporation (since 2006); Director, Executive Vice President and Chief Operating Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (since
June 2007); Executive Vice President and Chief Operating Officer, John Hancock Investment
Management Services, LLC (since December 2007); Chief Operating Officer, John Hancock Funds,
John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since June 2007); Director,
Executive Vice President and Chief Financial Officer, the Adviser, The Berkeley Group and John Hancock
Funds, LLC (2005–2007); Executive Vice President and Chief Financial Officer, John Hancock Investment
Management Services, LLC (2005–2007); Executive Vice President and Chief Financial Officer, MFC
Global (U.S.) (2005 until August 2007); Director, John Hancock Signature Services, Inc. (since 2005);
Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (2005 until June 2007); Vice President and General Manager, John Hancock Fixed
Annuities, U.S. Wealth Management (2004–2005); Vice President, Operations, Manulife Wood Logan
(2000–2004).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit and Compliance Committee.

3 Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

Annual report | Tax-Advantaged Dividend Income Fund

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Investment adviser	Transfer agent for	Independent registered
John Hancock Advisers, LLC	common shareholders	public accounting firm
601 Congress Street	Mellon Investor Services	PricewaterhouseCoopers LLP
Boston, MA 02210-2805	Newport Office Center VII	125 High Street
	480 Washington Boulevard	Boston, MA 02110
Subadviser	Jersey City, NJ 07310
MFC Global Investment		Stock symbol
Management (U.S.), LLC	Transfer agent for	Listed New York Stock
101 Huntington Avenue	preferred shareholders	Exchange: HTD
Boston, MA 02199	Deutsche Bank Trust
	Company Americas	For shareholder assistance
Custodian	280 Park Avenue	refer to page 27
The Bank of New York	New York, NY 10017
One Wall Street
New York, NY 10286	Legal counsel
Kirkpatrick & Lockhart
Preston Gates Ellis LLP
One Lincoln Street
Boston, MA 02111-2950

How to contact us

Internet	www.jhfunds.com

Mail	Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

Phone	Customer service representatives	1-800-852-0218
	Portfolio commentary	1-800-344-7054
	24-hour automated information	1-800-843-0090
	TDD line	1-800-231-5469

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the SEC’s Web site, www.sec.gov.

Tax-Advantaged Dividend Income Fund | Annual Report

1-800-852-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds. com

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

P130A 12/07
2/08

ITEM 2. CODE OF ETHICS.

As of the end of the period, December 31, 2007, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Charles L. Ladner is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $25,800 for the fiscal year ended December 31, 2007 and $25,800 for the fiscal year ended December 31, 2006. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

There were no audit-related fees during the fiscal year ended December 31, 2007 and fiscal year ended December 31, 2006 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $3,700 for the fiscal year ended December 31, 2007 and $3,700 for the fiscal year ended December 31, 2006. The nature of the services comprising the tax fees was the review of the registrant’s income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees

The all other fees billed to the registrant for products and services provided by the principal accountant were $3,000 for the fiscal year ended December 31, 2007 and $3,000 for the fiscal year ended December 31, 2006. There were no other fees during the fiscal year ended December 31, 2007 and December 31, 2006 billed to control affiliates for products and services provided by the principal accountant. The nature of the services comprising the all other fees was related to the principal accountant’s report on the registrant’s Eligible Asset Coverage. These fees were approved by the registrant’s audit committee.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $50,000 per year/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $50,000 per year/per fund are subject to specific pre-approval by the Audit Committee. Other services provided by the Auditor that are expected to exceed $10,000 per year/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:
There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended December 31, 2007, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $1,553,823 for the fiscal year ended December 31, 2007, and $872,192 for the fiscal year ended December 31, 2006.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Dr. John A. Moore - Chairman
Charles L. Ladner
Patti McGill Peterson

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached Exhibit “Proxy Voting Policies and Procedures”.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the portfolio managers

Management Biographies and Fund Ownership

Below is a list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of December 31, 2007.

Gregory K. Phelps
Senior Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Senior Vice President, John Hancock Advisers, LLC (1995–2005)
Began business career in 1981
Joined fund team in 2002 (inception)
Fund ownership — $1–$10,000

Mark T. Maloney
Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Vice President, John Hancock Advisers, LLC (1982–2005)
Began business career in 1976
Joined fund team in 2002 (inception)
Fund ownership — $1–$10,000

Lisa A. Welch
Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Vice President, John Hancock Advisers, LLC (1998-2005)
Began business career in 1986
Joined fund team in 2004
Fund ownership – None

Other Accounts the Portfolio Managers are Managing

The table below indicates, for each portfolio manager, information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2007. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

P O R T F O L I O M A N A G E R	O T H E R A C C O U N T S M A N A G E D B Y T H E P O R T F O L I O M A N A G E R S

Gregory K. Phelps	Other Registered Investment Companies:
4 funds with assets of approximately $3.4 billion
Other Pooled Investment Vehicles: None
Other Accounts: None

Mark T. Maloney	Other Registered Investment Companies:
4 funds with assets of approximately $3.4 billion
Other Pooled Investment Vehicles: None
Other Accounts: None

Lisa A. Welch	Other Investment Companies:
4 funds with assets of approximately $2.5 billion.
Other Pooled Investment Vehicles: None
Other Accounts: None

Neither the Adviser or the Subadviser receives a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Adviser and the Subadviser have adopted procedures, overseen by the Chief Compliance Officer, that are intended to monitor compliance with the policies referred to in the following paragraphs.

• The Subadviser has policies that require a portfolio manager to allocate investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

• When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadviser generally require that such trades for the individual accounts are aggregated so that each account receives the same price. When not possible or when it may not result in the best possible price, the Subadviser will place the order in a manner intended to result in as favorable a price as possible for such client.

• The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Adviser nor the Subadviser receives a performance-based fee with respect to other accounts managed by the Fund’s portfolio managers.

• The Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

• The Subadviser seeks to avoid portfolio manager assignments with potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers

The Subadviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied consistently among investment professionals. At the Subadviser, the structure of compensation of investment professionals is currently composed of the following basic components: fixed base salary and an annual investment bonus plan, as well as customary benefits that are offered generally to all full-time employees of the Subadviser. A limited number of senior investment professionals, who serve as officers of both the Subadviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial Corporation.

Only investment professionals are eligible to participate in the Investment Bonus Plan on an annual basis. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses: 1) The investment performance of all accounts managed by the investment professional over one-, three- and five-year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark. 2) The profitability of the Subadviser and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of the Adviser. 3) The more intangible contributions of an investment professional to the Subadviser’s business, including the investment professional’s support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluated in determining the amount of any bonus award.

While the profitability of the Subadviser and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional’s overall compensation, the investment professional’s compensation is not linked directly to the net asset value of any fund.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Governance Committee Charter”.

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Tax-Advantaged Dividend Income Fund

By: /s/ Keith F. Hartstein
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Keith F. Hartstein
President and Chief Executive Officer

Date: February 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: February 28, 2008

By: /s/ Charles A. Rizzo
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Charles A. Rizzo
Chief Financial Officer

Date: February 28, 2008